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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports for Locus Computing Corporation dated March 20, 1995 included in PLATINUM technology, inc.'s Form 10-K for the year ended December 31, 1995.


                                        /s/  ARTHUR ANDERSEN LLP

Los Angeles, California
October 30, 1996